SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  June 24, 1996
                        (Date of earliest event reported)


                              UDC HOMES, INC.
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          (Exact name of Registrant as specified in its charter)


 Delaware                        1-11416                         86-0702254
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  (State of                (Commission File No.)               (IRS Employer
Incorporation                                                Identification No.)


                  4812 South Mill Avenue, Tempe, Arizona 85282
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          (Address of principal executive offices, including zip code)


                                 (602) 820-4488
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              (Registrant's telephone number, including area code)


                                      None
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          (Former name or former address, if changed since last report)

Item 5.  Other Events
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         1. On June 24, 1996, UDC Homes,  Inc. issued a press release  regarding the resignation of its current executive vice president/chief financial officer, the appointment of a new senior executive vice president/chief financial officer and the appointment of a new senior executive vice president. A copy of the press release is attached hereto and incorporated by reference.

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
Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

         Exhibit No.                        Description
         -----------                        -----------
         99.1                               Press Release issued June 24, 1996.

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
                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UDC Homes, Inc.


                                            By:  /s/ Jacques C. Lazard
                                            Name:    Jacques C. Lazard
                                            Title:   Executive Vice President
                                                     and Chief Financial Officer



Dated:   June 24, 1996

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